UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

Commission File Number: 333-174194

GRAPHENE & SOLAR TECHNOLOGIES LIMITED
(Exact name of registrant as specified in its charter)

colorado	27-2888719
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11201 North Tatum Blvd., Suite 300

 Phoenix, AZ 85028

(Address of principal executive offices, including Zip Code)

(602) 388-8335

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act.

Title of Each Class	Trading Symbol	Name of Each Exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2026, Charles Wantrup resigned as a member of the Board of Directors (the "Board") of Graphene & Solar Technologies Limited (the "Company"), effective June 29, 2026.

Mr. Wantrup’s resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

On June 26, 2026, the Board of Directors of Graphene & Solar Technologies Limited (the "Company") appointed Daniel Kennedy and Theresa Jester as members of the Board of Directors, each effective June 26, 2026.

Mr. Kennedy and Ms. Jester will each receive compensation consistent with the Company's non-employee director compensation program.

There are no arrangements or understandings between either Mr. Kennedy or Ms. Jester and any other person pursuant to which they were selected as directors, no family relationships with any director or executive officer of the Company, and no transactions requiring disclosure under Item 404(a) of Regulation S-K.

On June 29, 2026, Kristine Woo notified the Board of her resignation as Interim Company Secretary of the Company, effective June 29, 2026. Ms. Woo's resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

On June 29, 2026, the Board appointed Paul Saffron as Company Secretary of the Company, effective June 29, 2026. Mr. Saffron currently serves as the Company's Chief Operating Officer. There are no arrangements or understandings between Mr. Saffron and any other person pursuant to which he was appointed as Company Secretary, no family relationships between Mr. Saffron and any director or executive officer of the Company, and no transactions requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events

On June 30, 2026, Graphene & Solar Technologies Limited issued a press release titled "GSTX Adds Two Solar Industry Veterans to its Board of Directors," which is attached as Exhibit 99.1 hereto.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated June 30, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHENE & SOLAR TECHNOLOGIES LIMITED

Date: June 30, 2026

By: /s/ Jason May

Name: Jason May

Title: Chief Executive Officer and Director